Exhibit 10.2

SECOND AMENDMENT TO THE EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT (this “Amendment”) dated as of September 25, 2019 relating to the Eighth Amended and Restated Credit Agreement dated as of March 26, 2018 (as heretofore amended or modified, the “Credit Agreement”) among Charles River Laboratories International, Inc. (the “Parent Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other agents party thereto.
RECITALS:
WHEREAS, the Borrowers wish to amend certain terms of the Credit Agreement with the consent of the Required Lenders in the manner set forth below.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2Amendments. As of the Effective Date and subject to the satisfaction of the terms and conditions set forth herein:
(a)Section 6.04(e) of the Credit Agreement is hereby amended by replacing “$50,000,000” referred to therein with “$150,000,000” in lieu thereof.
(b)Section 6.04(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i)    so long as no Event of Default shall have occurred or would result therefrom, other investments constituting minority investments in Capital Stock of or promissory notes issued by Persons engaged in a commercial business activity similar to the principal business activities of the Parent Borrower on the Eighth Amendment and Restatement Effective Date, or reasonably related or ancillary or complementary thereto, at any time outstanding shall not exceed $400,000,000 minus the amount of investments in excess of $20,000,000 made in reliance on Section 6.04(l) below”
Section 3Representations of the Borrowers. The Borrowers represent and warrant that:
(a)each of the representations and warranties made by any Loan Party contained in the Credit Agreement or in the other Loan Documents is true and correct in all material respects (if not qualified as to materiality or Material Adverse Effect) or in any respect (if so qualified) on and as of the Effective Date (as defined below) after giving effect hereto;
(b)no Default or Event of Default has occurred and is continuing on and as of the Effective Date after giving effect hereto;
(c)each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for such as have been obtained or made and are in full force and effect or to the extent failure to obtain such authorization or consent or to take such action could not reasonably be expected to result in a Material Adverse Effect. This Amendment has been duly executed and delivered on behalf of each Loan Party. This Amendment constitutes, and each other Loan Document as modified hereby constitutes, a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(d)the execution, delivery and performance of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Consolidated Entity or any order or decree of any Governmental Authority binding on or affecting any Consolidated Entity where such violation of such order or decree, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Consolidated Entity or any of its assets, or give rise to a right thereunder to require any payment to be made by any Consolidated Entity, where such violation or result, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Consolidated Entity, except pursuant to the terms of any Loan Document.
Section 4Conditions. This Amendment shall become effective as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied:
(a)the Administrative Agent shall have received from the Required Lenders an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;
(b)the Administrative Agent shall have received from the Borrowers an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
(c)the Administrative Agent shall have received all fees and other amounts due and payable by the Borrowers on the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) under the Credit Agreement.
Section 5Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
Section 6Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 7Miscellaneous. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby (including reasonable fees and expenses of Simpson Thacher & Bartlett LLP). Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CHARLES RIVER LABORATORIES
INTERNATIONAL, INC.

By: /s/ David R. Smith
Name: David R. Smith
Title: Corporate Executive Vice President
CHARLES RIVER NEDERLAND B.V.
By: /s/ Jeroen de Groot
Name: Jeroen de Groot
Title: Director
CHARLES RIVER UK LIMITED
By: /s/ David R. Smith
Name: David R. Smith
Title: Director

CHARLES RIVER LABORATORIES
JAPAN, INC.

By: /s/ David R. Smith
Name: David R. Smith
Title: Director

CHARLES RIVER LABORATORIES
LUXEMBOURG S.A.R.L.

By: /s/ Wilbert Frieling
Name: Wilbert Frieling
Title: A Manager

[CRL First Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ David Hyman
Name: David Hyman
Title: Executive Director

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT JPMORGAN CHASE BANK, N.A., as a Required Lender
By:	/s/ David Hyman
Name: David Hyman
Title: Executive Director

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT Bank of America, N.A., as a Required Lender
By:	/s/ Linda E.C. Alto
Name: Linda E.C. Alto
Title: Senior Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT CITIZENS BANK, N.A., as a Required Lender
By:	/s/ Christopher J. DeLauro
Name: Christopher J. DeLauro
Title: Senior Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT TD BANK, N.A., as a Required Lender
By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Required Lender
By:	/s/ Jordan Harris
Name: Jordan Harris
Title: Director

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT DNB Capital LLC, as a Required Lender
By:	/s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President Head of Healthcare

By:	/s/ Devan Patel
Name: Devan Patel
Title: Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT U.S. Bank, National Association, as a Required Lender
By:	/s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Required Lender
By:	/s/ Teutha Ghilaga
Name: Teutha Ghilaga
Title: Director

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT CITIBANK, N.A., as a Required Lender
By:	/s/ Michael Chen
Name: Michael Chen
Title: Authorized Signer

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT KEYBANK NATIONAL ASSOCIATION, as a Required Lender
By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT SunTrust Bank, as a Required Lender
By:	/s/ Katherine Bass
Name: Katherine Bass
Title: Director

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT People’s United Bank, N.A., as a Required Lender
By:	/s/ Darci Buchanan
Name: Darci Buchanan
Title: Senior Vice President

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT BANK OF THE WEST, as a Required Lender
By:	/s/ Michael Weinert
Name: Michael Weinert
Title: Director

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT GOLDMAN SACHS BANK USA, as a Required Lender
By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[CRL Second Amendment Signature Page]

REQUIRED LENDER CONSENT PNC BANK, NATIONAL ASSOCIATION, as a Required Lender
By:	/s/ William P. Herold
Name: William P. Herold
Title: Vice President

[CRL Second Amendment Signature Page]

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